UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: SUM0703
100 Summer Street, 7th Floor
Boston, MA 02111

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: September 30, 2016

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report
September 30, 2016

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
9	Management’s Discussion of Fund Performance
IVA Worldwide Fund
12	Performance
13	Portfolio Composition
14	Schedule of Investments
IVA International Fund
22	Performance
23	Portfolio Composition
24	Schedule of Investments
32	Statements of Assets and Liabilities
33	Statements of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
41	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Trustees and Officers
52	Additional Information
55	Fund Expenses
56	Important Tax Information

1

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.” We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We hold some gold, either in bullion form or via gold mining securities, as we believe gold provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

2

Letter from the President	IVA Funds

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2016. The Funds’ investment adviser, International Value Advisers, LLC, remains pleased with the performance of our two mutual funds, the IVA Worldwide Fund and the IVA International Funds (the “Funds”).

Active management as a whole and value investing as a style are being challenged. After an extended period of Central Bank manipulation, record profit margins and market highs, this does not come as a surprise. Investors have become wary of high management fees with, for the most part, little to show for it in returns. And in a lot of cases, their wariness is warranted. After having worked in the money management industry for over 20 years, I would argue that most active managers are actually closet index-huggers, essentially practicing passive investing but charging active fees. Looking at the value investing space, I see a lot of managers practicing a relative value approach or herding into only a few investments within a portfolio. At IVA, we continue to practice true active, value investing. This is one of the reasons I have always felt so proud of our firm and our strong commitment to our clients.

Our investment team is fortunate to be led by our Chief Investment Officer, Charles de Vaulx, and his co-Portfolio Manager Chuck de Lardemelle. After almost 30 years in the investment management business, Charles has, essentially, an unmatched reputation for investment acumen, long-term results, character and quality in the industry. As Chief Investment Officer, he leads our focus first on protecting our clients’ assets and second on outperforming a benchmark over a full economic cycle. This means the members of IVA’s investment team must be able to accurately calculate a company’s intrinsic value (and importantly its worst case scenario intrinsic value) and our two Portfolio Managers must be willing to only invest our capital when we identify an investment that affords us an unbalanced risk/return profile. We want to do comprehensive research to minimize drawdowns within our Funds and maximize the likelihood of earning an acceptable return. A lot of money management firms profess to do this, but in reality some of them are more concerned with amassing assets and forming new products (revenue streams) while they hug closely to a benchmark. This is acceptable in a free market, but these are the firms that should agonize the most over the movement away from active investment, as they will most certainly not survive the reckoning.

How do I feel so confident that we at IVA are not part of the problem? We closed our products to new investors, thus concentrating more on the quality of our investments over expanding our business, and the employees at IVA collectively make up one of the largest investors in the Funds so we are personally impacted by our investment results.

Our portfolio managers did an excellent job covering all of the topics I have touched on here in our most recent conference call, which I would encourage everyone to read the transcript on our website.

It is tremendously fulfilling to build IVA and the Funds. We expect that in the process we are nurturing a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Drawdown is the peak-to-trough decline during a specific record period of a fund. A drawdown is usually quoted as a percentage between the peak and the trough.

3

Letter from the Portfolio Managers	IVA Funds

October 31, 2016

Dear Shareholder,

Over the period under review, October 1, 2015 to September 30, 2016, your Funds delivered positive returns (+6.75% for the IVA Worldwide Class A and +5.93% for the IVA International Class A), albeit less than their respective benchmarks (+11.96% for the MSCI All Country World Index and +9.26% for the MSCI All Country World (ex-U.S.) Index).

Even though there were some bouts of volatility (late 2015, early 2016 and briefly after the Brexit vote), Central banks reasserted their sway over financial markets. It was Goldilocks all over again with a most soothing, seductive and intoxicating combination of moderate global economic growth, very supportive monetary policies and subdued volatility in many markets (equities, fixed income, currencies and commodities).

We remain unimpressed. Markets seem far too sanguine about the prospect of “low interest rates forever.” We believe the nosebleed valuation levels many stocks and bonds trade for is simply the by-product of “insufficient uncertainty” about the future. (“The future is uncertain,” Ben Graham liked to remind us). We believe that policy makers are very misguided. The idea that the best policy response to poor economic performance is to create even higher levels of debt seems absurd to us. That seems both corrosive for society and painful for savers to have governments punish thrift and savings, while encouraging governments to further spend beyond their means. We believe historians will look back on this era and lament the huge damage inflicted by central bankers. Global markets may remain distorted for a while longer by unprecedented levels of liquidity as central bank balance sheets stay bloated with past asset purchases. Yet we are encouraged to maintain our very cautious stance (with only 52.1% and 53.9% invested in equities in the Worldwide Fund and International Fund, respectively, on September 30, 2016, while the cash levels were 37.3% and 34.1%, respectively) as we see that inflation expectations are beginning to perk up due to commodity base effects unwinding and tightening labor markets in many geographies. We also note that policy makers are slowly realizing that low or negative interest rates have very negative consequences, hurting many retirees, pensions, insurance companies and banks, not to mention the general misallocation of capital resulting from these low rates (in real estate, in equities with excessive share buybacks, in speculative grade bond markets…).

Another factor increasing the probability that stocks and bonds might face significant headwinds in the years (or maybe even months?) to come is the rising tide of populism in many countries (in the U.K., Continental Europe and in the U.S.) and the growing resentment towards both rising wealth and income inequalities. With largely ineffective economic policies followed since the Great Financial Crisis, there is a growing chorus of voices arguing for new policies focused on fiscal spending (and/or “helicopter money”) instead of monetary policy. These policies, if followed, could result in rising interest rates, yet also stagflation, and could cause stocks and bonds to fall enough so as to become attractive to us. We would like nothing better than genuine bargains to surface in the years ahead so that we could put both Funds’ cash holdings to work! That cash has clearly diluted both Funds’ returns for the past few years and we are looking forward to showcasing the great attributes of cash: not only its ability to act as a buffer when stocks and bonds go down but also its “optionality value”, i.e. the dry powder needed to pounce and be used to scoop up genuine bargains whenever and wherever these opportunities may surface.

4

Letter from the Portfolio Managers	IVA Funds

Besides unattractive valuations and the possibility that policy makers may soon change tactics, we are also cautious today as we have seen many years of unprecedented credit growth in China (especially to struggling State-Owned Enterprises). We believe that China will suffer at some point as a result of these excesses. When, though, is hard to guess. There is also the possibility for the U.S. dollar to appreciate against many currencies in the years ahead, hurting on one hand the many U.S. companies that derive a significant portion of their earnings overseas but also the performance in U.S. dollar terms of many non-U.S. stocks if one were to be unhedged from a currency standpoint (the current hedging stance in both Funds is discussed in the Management’s Discussion of Fund Performance on the following pages).

Since our last Annual Report, we have been able to articulate several general thoughts and discuss a few individual names in your Funds’ portfolios in publications such as Value Investor Insight (June 30, 2016), Barron’s (“IVA’s Trifecta: Value Stocks, Cash, Gold”, July 16, 2016), during our semiannual conference calls (March 16 and September 13, 2016) and in two newsletters (“Do Low Rates Truly Justify Higher Valuations?”, December 2015 and “A History of Winning by Not Losing”, October 2016). If you have not already done so, we invite you to go on our ivafunds.com website to read some of those pieces.

Among the questions we have tried to address in these publications and pieces:

Is value investing still relevant in today’s world?

We have argued for many years now that value investing has been facing strong headwinds, due to: a more crowded and competitive field; greater and faster access to information through technology; much higher securities prices (stocks and high yield bonds in particular) due to ultralow, if not negative, interest rates; more and more companies (especially in the U.S.) implementing stock buybacks that appear accretive, even when done at elevated levels, as they are financed at almost zero percent interest rates; ‘blind’ and rising investment flows into pools of securities comprising an index (Exchange Traded Funds or “ETFs”); and still vibrant merger and acquisition activity.

Yet, in spite of these challenges, some of which are hopefully just temporary, we believe that the time-tested approach of trying to realistically appraise businesses and insisting on a margin of safety still works very well indeed. In fact, over the one year period under review, the performance of the equity-only component of both the Worldwide and the International Funds show a return of approximately 14.5% and 13.5%, respectively, while their benchmarks were up 11.8% and 8.9%, respectively. These numbers suggest that, on one hand, value investing has been difficult for us as ultra-low interest rates and high profit margins, along with our worries regarding certain macro-economic imbalances (China, Europe) have made it difficult to find enough genuine bargains to be fully invested (and indeed our cash has been very dilutive to both Funds’ returns). Yet, on the other hand, when we look at stocks that we have been willing to buy and hold, stocks that met our investment criteria and offered enough of a margin of safety, we are pleased to showcase that stock picking and value investing still work. People who claim that value stocks have underperformed for many years use, in our opinion, an overly simplistic and flawed definition of value investing, i.e. it is all about low price to book, low price to earnings and high dividend yielding stocks. This can be particularly flawed today as low interest rates have resulted in overinvestment and overcapacity in many sectors (steel, mining, retail, etc.) while high corporate profit margins and technology have opened many industries and business models to disruption. Ben Graham talked about the margin of safety as being a discount to what a rational buyer would pay, in cash, for 100 percent of a business.

5

Letter from the Portfolio Managers	IVA Funds

At IVA, we stick to that definition and avoid shortcuts. We try to be eclectic in our value approach, putting a lot of emphasis on the qualitative aspects of the business, the pricing power, the strength of the market, etc., rather than relying strictly on low price to book or a low P/E. So yes indeed, value investing is still very relevant today, but not at all a truncated and formulaic form of value investing.

The Fed Model: Should one pay up for stocks (or high yield bonds) in an ultra-low interest rate environment?

Basic math would suggest that, if the value of a business, and by extension of a stock, is the present value of the discounted cash flows to be generated by that business, it would stand to reason that the use of a lower discount rate would result in higher valuation for that business. So, it would appear that lower interest rates would lead to lower discount rates that would then lead to higher valuations. We believe that such a conclusion today would be way too hasty.

The discount rate is said to be the sum of a risk-free rate plus an equity risk premium. With low risk-free rates today (1.7% on the 10-year U.S. government bond yields and zero percent on similar Japanese or German government bond yields), many new questions need to be thought through: Are these ultra-low rates artificially manipulated or are they truly at their natural equilibrium levels? Will these remain low for a long time (equities are very long duration assets after all) or will they normalize? If they remain low, are they not then signaling still massive imbalances in the world economy and possibly much lower earnings in the decades ahead? We are willing to consider that the risk-free rate is indeed lower now than 10 to 20 years ago. However, with many industries being disrupted today (retail with ecommerce, media with streaming, energy with the shale revolution, etc.) at a time of still elevated corporate profit margins (though those have come down for 5-6 quarters in a row in the U.S.), the equity risk premium ought to be a lot higher today than in the past. So, while 8, 15, 20 years ago we believed that for most stocks we should be shooting for an 8% type return[a], we believe that today, and despite lower rates, we should still be insisting for those kinds of returns in light of all the risks out there. Today, we believe most stocks are not cheap enough to offer these types of returns.

Which active strategies are still relevant today and what could be the flaws associated with some passive strategies?

Many active strategies are flawed, with their goals of trying to beat a benchmark, rain or shine, year after year. A goal that does not correspond to the true investment needs of most clients (individual or institutional) and a goal that is also impossible to fulfill, as it is virtually impossible to constantly outperform, before fees (and even less after fees). While there are cycles during which many active equity strategies beat the passive ones (when Small beats Large, when International beats U.S., when Value beats Growth…), there are many other cycles when the opposite is also true.

Conversely, we agree with Paul Smith, President and CEO of the CFA Institute; “The best managers are those with a goals-oriented approach… They need to focus on investment returns and not growth of assets under management. They need to experiment with portfolios that are not constrained and charge less. And above all, the word “benchmark” needs to be removed from the active manager’s lexicon.”

[a] This refers to returns on securities in the Worldwide Fund or International Fund, not performance for the entire Worldwide Fund or International Fund.

6

Letter from the Portfolio Managers	IVA Funds

For many clients, we believe their genuine investing goals are actually asymmetrical. “Why risk what you have and need for what you don’t have and don’t need?” to quote Warren Buffet. And so, beating a benchmark should not be the primary investment goal compared to, say, a goal of preserving wealth in real terms.

At the recent Morningstar conference held in Chicago a few months ago, Dennis Lynch, who runs the Morgan Stanley Institutional Growth Fund, made the observation that only 15% of active managers are persistent market leaders. And then he added, The managers that tend to outperform have certain characteristics in common. They tend to be longer-term in nature, not traders; they are willing to be different to the benchmarks; most importantly, they also tend to have a lot of skin in the game. We could not agree more, we are big believers in eating our own cooking at IVA. Whilst we believe that certain subsets of markets are less inefficient than others (large-cap core, investment grade bonds) and might be accessed cheaply through passive vehicles, we also believe that other subsets still offer significant inefficiencies (small and mid-cap stocks in the U.S. and outside the U.S., high yield corporate bonds, real estate related securities, emerging markets) that can be profitability exploited by good active managers.

Many passive strategies have significant flaws as well:

Their goals (to deliver benchmark returns less a modest fee) do not typically match the true goals of most investors. How many clients would go talk to their financial advisers and suggest that their goal is to achieve an S&P 500 return over the next 20 years or that of a Bloomberg Barclays U.S. Aggregate Bond Index?

Many of them have way too much downside volatility for investors to tolerate. The S&P 500 recently lost 53% of its value (from September 2007 until March 2009), a drawdown that would be too painful for many to stomach.

Many of these benchmarks can be very “top heavy” at times and virtually guarantee large exposure to bubbles. The MSCI World Index had a 45% allocation to Japan in 1989 at the height of the Japanese bubble, the S&P 500 had a huge allocation to Technology, Media and Telecommunications stocks in March of 2000 and to Financials in 2007. It is obviously even more striking with more specialized ETFs: ‘Horizon Kinetics’ Steven Bregman recently gave the example of the iShares U.S. Energy ETF (IYE) noting that the top four holdings (Exxon, Chevron, Schlumberger and Occidental Petroleum) make up nearly 50% of the fund.

Are most investors able to measure the amount of true investment risk taken through most of the passive vehicles? We really doubt it.

Finally, the liquidity of many of the passive strategies remains untested and shall remain unknown until such time when they will face drawdowns and redemptions.

A quick word on DeVry Education Group, Inc., which is held by the Worldwide Fund: in mid-July we were invited by the company to put someone from our firm, Michael Malafronte, our Managing Partner, on the Board of DeVry. That came about as we started to question over the past year or so the company’s capital allocation moves, seemingly paying up for several acquisitions on one hand while not increasing its dividend, nor implementing significant share buybacks at prices that seem very attractive on the other hand. Whilst it is new for IVA to put someone on the Board of a company its Funds are invested in, it is not new for us at IVA, nor in our former lives, to react when we believe it is appropriate and in the best interests of our clients.

7

Letter from the Portfolio Managers	IVA Funds

In conclusion, we still believe that over the next five years, financial assets will deliver modest returns based on their elevated valuation levels today and a challenging global economic outlook. We believe that an eventual pickup in volatility and good stock picking should enable us to post respectable performance numbers as we keep following time-tested rules.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

8

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

This period saw bouts of volatility, most notably at the end of 2015 and first 6 weeks of 2016, as investors grappled with the prospect of a slowdown in China, Emerging Market debt, sinking oil prices, widening credit spreads, falling earnings and political uncertainty in many areas. After this initial difficult period, global markets rebounded in 2016 as the price of oil came up, boosting commodity-linked and Emerging Market assets. This rebound and relative calm was briefly interrupted by Brexit. Although the possibility of the UK voting to Leave the EU had been on investors’ minds for months leading up to the vote, most everyone was surprised by the final result on June 24th. Markets recoiled, the British pound plummeted and the currency safe havens of the U.S. dollar and Japanese yen leapt. The violent reaction was short-lived. The third quarter of 2016 was marked by periods of volatility related to anxieties over Central Bank actions and inactions, but was mostly uneventful. This lasted until the last few weeks when concerns over Deutsche Bank hit a crescendo, dragging down European bank shares and igniting fears about their overall health.

Over the period, our equity exposure increased from 51.5% to 52.1% in the Worldwide Fund and from 51.8% to 53.9% in the International Fund. We found some new equity opportunities over the period. In both Funds, we initiated a position in China, Baidu, Inc., Sponsored ADR (technology) and in France we bought the equity of Wendel SA (holding company), which until the first quarter of 2016 we held the fixed income of Wendel SA in both Funds. In Japan, we added multiple new names in both Funds, including F@N Communications, Inc. (technology), FANUC Corporation (industrials) and Seven & i Holdings Co., Ltd. (consumer staples). In the International Fund only, we initiated a position in Euler Hermes Group (France, financials) and in two U.K. names – Jardine Lloyd Thompson Group Plc (financials), Mitie Group Plc (industrials). In the Worldwide Fund only in the U.S., we added multiple new names, including Tiffany & Co. (consumer discretionary) and Bank of America Corp. (financials).

While we were able to find new names, some of our existing names approached our intrinsic value estimates and in those cases we trimmed and even eliminated positions entirely. Names that came out of both Funds included Digital China Holdings Limited (China, technology) and Miura Co., Ltd. (Japan, industrials). In the International Fund, names that we eliminated included Danone SA (France, consumer staples) and Total SA (France, energy). In the Worldwide Fund in the U.S., names that we eliminated included Occidental Petroleum Corporation (energy) and Symantec Corporation (technology).

As cracks widened in the high yield market during the period, we added a new oil services name in both Funds – Rowan Companies, Inc. In the Worldwide Fund, we also added Joy Global Inc., a mining equipment company. At the same time, as we found higher yielding opportunities, we eliminated our Wendel bonds which had become to us akin to quasi-cash in euros. Mostly as a result of this, our corporate bond exposure decreased from 5.3% to 2.8% in the Worldwide Fund and from 5.3% to 2.9% in the International Fund. We also reduced our short-dated bonds denominated in Singapore dollars in both Funds as Singapore is located in what we believe may be a “bad neighborhood” for a while – Asia. Our Singapore dollar bond exposure decreased from 3.2% to 0.5% in the Worldwide Fund and from 4.1% to 1.1% in the International Fund.

In large part because of this reduction in quasi-cash fixed-income positions, our cash position increased in both Funds over the period. In the Worldwide Fund, it went from 35.2% to 37.3% and in the International Fund it went from 33.2% to 34.1%.

Our exposure to gold through gold bullion increased from 4.6% to 6.4% in the Worldwide Fund and from 5.3% to 7.6% in the International Fund. The increase was through both appreciation and additional investment. We continue to believe that gold provides a good hedge against extreme outcomes, and in particular benefits from negative real interest rates.

9

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 6.75% over the one-year period ended September 30, 2016 compared to the MSCI All Country World Index (Net) (the “Index”) return of 11.96% over the same period.

The Fund lagged the Index for the period, mostly due to the dilutive effect of our elevated cash position. Our equities outperformed, up 14.5%, compared to those in the Index* which were up 11.8%. Our names in the U.S. contributed the most to return, adding 3.0%, led by financials and technology. However, on a relative basis, our underweight to the U.S. detracted from performance, as the Index had approximately twice as much exposure and its U.S. names contributed 7.7% to return. South Korea added 2.0% to return, led by a top 10 name in the portfolio, Samsung Electronics Co., Ltd. (technology). Japan contributed 1.4%, led by another top 10 name, Astellas Pharma Inc. (health care). Our one holding in South Africa, Net 1 U.E.P.S Technologies, Inc. (technology), was down -48.8%, detracting -0.3 from return. Our names in Thailand and Hong Kong detracted a total of -0.1%.

The top five individual equity contributors to return this period were: Samsung Electronics Co., Ltd. (South Korea, technology), Astellas Pharma Inc. (Japan, health care), Berkshire Hathaway Inc. Class ‘A’ and ‘B’ (U.S., holding company), Hyundai Mobis Co., Ltd. (South Korea, consumer discretionary), Emerson Electric Co. (U.S., industrials). The top five individual detractors were: DeVry Education Group Inc. (U.S., consumer discretionary), Bolloré SA (France, industrials), Net 1 U.E.P.S. Technologies Inc. (South Africa, technology), Millennium & Copthorne Hotels Plc (UK, consumer discretionary), Financière de l’Odet SA (France, industrials).

Collectively, fixed income contributed 0.03%. Gold was up 17.7% and added 1.0%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the euro, Japanese yen, South Korean won and Australian dollar. Our currency hedges detracted -0.5%, hurt by our hedge on the Japanese yen as it appreciated over 2016. At the end of the period, our currency hedges were 43% Australian dollar, 25% euro, 25% Japanese yen, and 30% South Korean won.

10

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, returned 5.93% over the one-year period ended September 30, 2016 compared to the MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) return of 9.26% over the same period.

The Fund lagged the Index for the period, mostly due to the dilutive effect of our elevated cash position. Our equities outperformed, up 13.5%, compared to those in the Index* which were up 8.9%. Our names in Continental Europe contributed the most to return, up 15.9% and added 2.3%, compared to the Index whose names were up 2.4%, and added 0.8%. Our outperformance in Europe was led by our technology names in France. Japan contributed 2.3% to return, led by a top 10 name in the portfolio, Astellas Pharma Inc. (health care). South Korea added 2.1% to return, led by another top 10 name, Samsung Electronics Co., Ltd. (technology). Our one holding in South Africa, Net 1 U.E.P.S. Technologies, Inc. (technology), was down -48.5%, detracting -0.4% from return. Our only name in Thailand, Thaicom PCL (telecommunications services), was down -30.0% and detracted -0.2%. Our names in Hong Kong and China detracted a total of -0.4%.

The top five individual equity contributors to return this period were: Samsung Electronics Co., Ltd. (South Korea, technology), Astellas Pharma Inc. (Japan, health care), Alten SA (France, technology), Hyundai Mobis Co., Ltd. (South Korea, consumer discretionary), Genting Malaysia Berhad (Malaysia, consumer discretionary). The top five individual detractors were: Net 1 U.E.P.S. Technologies, Inc. (South Africa, technology), Springland International Holdings Ltd. (China, consumer discretionary), Bolloré SA (France, industrials), Millennium & Copthorne Hotels Plc (UK, consumer discretionary), Financière de l’Odet SA (France, industrials).

Collectively, fixed income contributed 0.02%. Gold was up 17.7% and added 1.2%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the euro, Japanese yen, South Korean won and Australian dollar. Our currency hedges detracted -1.0%, hurt by our hedge on the Japanese yen as it appreciated over 2016. At the end of the period, our currency hedges were 43% Australian dollar, 20% euro, 35% Japanese yen, and 30% South Korean won.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

11

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2016

Average Annual Total Returns as of September 30, 2016	One Year	Five Year	Since Inception(a)

Class A	6.75%	6.66%	8.52%
Class A (with a 5% maximum initial sales charge)	1.40%	5.57%	7.83%
Class C	5.93%	5.86%	7.70%
Class I	6.96%	6.92%	8.77%
MSCI All Country World Index (Net)(b)	11.96%	10.63%	6.75%
Consumer Price Index(c)	1.45%	1.23%	1.21%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2016. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

12

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2016

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	6.4%

Astellas Pharma Inc.	4.5%

Samsung Electronics Co., Ltd.	4.1%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	3.9%

Nestlé SA	2.4%

News Corp., Class ‘A’ , Class ‘B’	2.1%

DeVry Education Group Inc.	1.8%

Oracle Corp.	1.7%

Hyundai Mobis Co., Ltd.	1.3%

Mastercard Inc., Class ‘A’	1.3%

Top 10 positions represent 29.5% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

13

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 51.0%

Bermuda | 0.7%
	1,744,600	Jardine Strategic Holdings Ltd.	$57,048,420

China | 0.6%
	130,628	Baidu, Inc., ADR (a)	23,783,440

	15,637,640	Clear Media Ltd.	14,898,943

	70,615,000	Springland International Holdings Ltd.	11,653,241

			50,335,624

France | 5.5%
	1,002,160	Alten SA	70,068,287

	3,932,539	Altran Technologies SA	58,135,816

	26,020,294	Bolloré SA	90,466,482

	3,078,007	Bureau Veritas SA	66,024,347

	2,311,527	Engie SA	35,807,837

	37,638	Financière de l’Odet SA	30,446,277

	95,324	Robertet SA	34,623,944

	59,614	Séché Environnement SA	2,029,111

	300,945	Sodexo SA	35,835,036

	271,986	Thales SA	25,050,840

	43,294	Wendel SA	5,055,534

			453,543,511

Germany | 0.6%
	391,530	Siemens AG	45,829,763

Hong Kong | 0.8%
	3,625,587	Henderson Land Development Co. Ltd.	21,501,857

	43,913,659	Hongkong & Shanghai Hotels Ltd.	43,594,344

			65,096,201

Japan | 8.4%
	23,857,700	Astellas Pharma Inc.	370,199,605

	1,463,200	Azbil Corp.	43,864,977

	1,215,200	Benesse Holdings Inc.	30,845,864

	1,644,500	Cosel Co., Ltd.	19,752,488

	588,100	F@N Communications, Inc.	4,297,442

	299,400	FANUC Corp.	50,222,317

	758,200	Icom Inc. (b)	14,998,759

	211,200	Medikit Co., Ltd.	9,257,768

	277,300	Miraca Holdings Inc.	13,700,242

	182,700	Nitto Kohki Co., Ltd.	4,253,781

	339,700	Okinawa Cellular Telephone Co.	10,250,796

	1,088,800	Rohto Pharmaceutical Co., Ltd.	18,628,943

	394,100	Seven & i Holdings Co., Ltd.	18,487,586

	259,400	Techno Medica Co., Ltd.	4,121,034

	964,200	Toho Co., Ltd.	31,758,079

	11,678,300	Yahoo Japan Corp.	46,296,303

	279,900	Yokogawa Electric Corp.	3,684,892

			694,620,876

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES	DESCRIPTION	FAIR VALUE

Malaysia | 1.0%
	78,779,400	Genting Malaysia Berhad	$86,675,437

South Africa | 0.3%
	2,835,280	Net 1 U.E.P.S. Technologies Inc. (a)(b)	24,269,997

South Korea | 6.1%
	424,433	Hyundai Mobis Co., Ltd.	105,978,186

	413,975	Hyundai Motor Co.	50,931,686

	244,132	Kangwon Land, Inc.	8,711,479

	235,543	Samsung Electronics Co., Ltd.	341,760,307

			507,381,658

Switzerland | 3.4%
	506,495	Compagnie Financière Richemont SA	30,864,132

	2,510,117	Nestlé SA	197,786,368

	4,054,073	UBS Group AG	55,208,837

			283,859,337

Thailand | 0.2%
	26,416,400	Thaicom PCL	15,781,226

United Kingdom | 2.3%
	12,877,941	Antofagasta Plc	87,464,694

	7,209,930	HSBC Holdings Plc	54,080,363

	8,555,038	Millennium & Copthorne Hotels Plc	48,235,442

			189,780,499

United States | 21.1%
	14,919	Alphabet Inc., Class A (a)	11,995,771

	47,199	Alphabet Inc., Class C (a)	36,687,311

	972,501	Amdocs Ltd.	56,259,183

	1,015,165	American Capital Agency Corp.	19,836,324

	801,508	American Express Co.	51,328,572

	382,926	Aon Plc	43,075,346

	6,048,784	Bank of America Corp.	94,663,470

	1,285	Berkshire Hathaway Inc., Class ‘A’ (a)	277,842,700

	305,717	Berkshire Hathaway Inc., Class ‘B’ (a)	44,166,935

	154,144	Cimarex Energy Co.	20,712,329

	703,490	CVS Health Corp.	62,603,575

	6,567,795	DeVry Education Group Inc. (b)	151,453,353

	733,196	Emerson Electric Co.	39,966,514

	1,508,484	Expeditors International of Washington, Inc.	77,717,096

	683,969	Flowserve Corp.	32,994,664

	377,869	Goldman Sachs Group, Inc.	60,938,934

	424,081	Hewlett Packard Enterprise Co.	9,647,843

	585,813	HP Inc.	9,097,676

	1,139,510	Liberty Interactive Corp. QVC Group, Series ‘A’ (a)	22,801,595

	499,612	Marsh & McLennan Cos., Inc.	33,598,907

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES		DESCRIPTION	FAIR VALUE

United States | 21.1% (continued)

	1,075,065		Mastercard Inc., Class ‘A’	$109,409,365

	9,126,206		News Corp., Class ‘A’	127,584,360

	3,066,288		News Corp., Class ‘B’	43,602,615

	3,485,211		Oracle Corp.	136,899,088

	210,550		Raymond James Financial Inc.	12,256,115

	1,858,325		Teradata Corp. (a)	57,608,075

	697,352		Tiffany & Co.	50,648,676

	479,847		United Technologies Corp.	48,752,455

				1,744,148,847

			TOTAL COMMON STOCKS
			(Cost — $3,258,918,186)	4,218,371,396

PREFERRED STOCKS – 1.1%

United States | 1.1%
			American Capital Agency Corp.,
	249,708		Series ‘A’, 8% due 4/5/2017 (c)	6,518,627

			Annaly Capital Management Inc.:
	599,750		Series ‘C’, 7.625% due 5/16/2017 (c)	15,293,625

	915,450		Series ‘D’, 7.5% due 9/13/2017 (c)	23,115,113

	619,970		Series ‘E’, 7.625% due 8/27/2017 (c)	15,691,441

			Capstead Mortgage Corp.,
	380,207		Series ‘E’, 7.5% due 5/13/2018 (c)	9,621,138

			CYS Investments Inc.:
	129,614		Series ‘A’, 7.75% due 8/3/2017 (c)	3,229,981

	400,333		Series ‘B’, 7.5% due 4/30/2018 (c)	9,692,062

			MFA Financial Inc.,
	316,222		Series ‘B’, 7.5% due 4/15/2018 (c)	8,126,905

			TOTAL PREFERRED STOCKS
			(Cost — $84,050,573)	91,288,892

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 2.8%

South Africa | 0.6%
			Gold Fields Orogen Holding (BVI) Ltd.,
	46,980,000	USD	4.875% due 10/7/2020 (d)	47,792,754

Switzerland | 0.1%
	8,900,000	EUR	UBS AG, 7.152% due 12/21/2017 (e)	10,758,883

United States | 2.1%
			Brandywine Operating Partnership, LP,
	6,070,000	USD	5.7% due 5/1/2017	6,203,546

	9,684,000	USD	Era Group Inc., 7.75% due 12/15/2022	8,134,560

			Intelsat Jackson Holdings Ltd.:
	28,408,000	USD	7.5% due 4/1/2021	21,590,080

	76,391,000	USD	5.5% due 8/1/2023	53,282,723

	34,108,000	USD	Joy Global Inc., 5.125% due 10/15/2021	37,475,278

	297,116		MFA Financial Inc., 8% due 4/15/2042 (f)	7,775,526

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 2.1% (continued)

			Rowan Cos., Inc.:
	37,800,000	USD	4.875% due 6/1/2022	$32,130,000

	4,748,000	USD	4.75% due 1/15/2024	3,893,360

				170,485,073

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $212,112,111)	229,036,710

SOVEREIGN BONDS – 0.5%

Singapore | 0.5%
			Government of Singapore:
	1,136,000	SGD	0.5% due 4/1/2018	828,385

	49,948,000	SGD	2.5% due 6/1/2019	38,051,608

			TOTAL SOVEREIGN BONDS
			(Cost — $38,784,815)	38,879,993

	OUNCES
COMMODITIES – 6.4%
	404,671		Gold Bullion (a)	533,219,334

			TOTAL COMMODITIES
			(Cost — $565,324,659)	533,219,334

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 37.3%

Commercial Paper | 37.3%
			Abbott Laboratories:
	58,000,000	USD	0.65% due 10/18/2016 (d)	57,988,110

	49,000,000	USD	0.68% due 10/24/2016 (d)	48,986,051

			Air Liquide US LLC:
	30,000,000	USD	0.91% due 11/7/2016 (d)	29,984,768

	50,000,000	USD	0.91% due 11/8/2016 (d)	49,973,892

			American Honda Finance Corp.,
	7,000,000	USD	0.5% due 10/6/2016 (d)	6,999,586

			Apple Inc.,
	22,600,000	USD	0.43% due 10/31/2016 (d)	22,592,001

			BASF SE,
	1,300,000	USD	0.5% due 10/12/2016 (d)	1,299,820

			Coca-Cola Co.:
	28,900,000	USD	0.35% due 10/20/2016 (d)	28,893,787

	3,900,000	USD	0.4% due 10/20/2016 (d)	3,899,162

	50,000,000	USD	0.39% due 10/24/2016 (d)	49,986,767

			Consolidated Edison Co. Inc.,
	15,000,000	USD	0.63% due 10/6/2016 (d)	14,998,413

			Dover Corp.:
	10,000,000	USD	0.65% due 10/18/2016 (d)	9,997,800

	30,000,000	USD	0.67% due 10/24/2016 (d)	29,986,042

See Notes to Financial Statements.	17

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 37.3% (continued)

		E.I. Du Pont de Nemours & Co.:
30,000,000	USD	0.73% due 10/12/2016 (d)	$29,992,650

31,700,000	USD	0.74% due 10/18/2016 (d)	31,687,954

		Engie SA:
35,000,000	USD	0.68% due 10/3/2016 (d)	34,998,921

83,700,000	USD	0.71% due 10/3/2016 (d)	83,697,420

23,600,000	USD	0.67% due 10/4/2016 (d)	23,599,017

15,000,000	USD	0.68% due 10/4/2016 (d)	14,999,375

10,000,000	USD	0.69% due 10/11/2016 (d)	9,998,747

40,000,000	USD	0.69% due 10/14/2016 (d)	39,993,389

40,000,000	USD	0.71% due 10/18/2016 (d)	39,991,200

1,000,000	USD	0.73% due 10/24/2016 (d)	999,695

30,000,000	USD	0.66% due 10/25/2016 (d)	29,990,438

28,200,000	USD	0.67% due 11/2/2016 (d)	28,187,747

		Estée Lauder Companies Inc.:
25,000,000	USD	0.43% due 10/20/2016 (d)	24,993,792

50,000,000	USD	0.47% due 10/26/2016 (d)	49,983,353

20,000,000	USD	0.49% due 10/27/2016 (d)	19,993,055

		Henkel Corp.:
13,250,000	USD	0.67% due 10/4/2016 (d)	13,249,448

7,900,000	USD	0.57% due 10/5/2016 (d)	7,899,583

25,000,000	USD	0.59% due 10/6/2016 (d)	24,998,396

11,000,000	USD	0.57% due 10/11/2016 (d)	10,998,622

50,000,000	USD	0.6% due 10/12/2016 (d)	49,993,083

12,700,000	USD	0.6% due 11/8/2016 (d)	12,693,368

18,000,000	USD	0.64% due 11/8/2016 (d)	17,990,601

		Kraft Heinz Foods Co.,
8,000,000	USD	0.85% due 10/3/2016 (d)	7,999,387

		L’Oréal USA Inc.:
40,000,000	USD	0.47% due 10/3/2016 (d)	39,998,867

23,100,000	USD	0.44% due 10/4/2016 (d)	23,099,115

40,000,000	USD	0.41% due 10/5/2016 (d)	39,998,056

7,000,000	USD	0.45% due 10/6/2016 (d)	6,999,586

5,000,000	USD	0.4% due 10/7/2016 (d)	4,999,650

35,000,000	USD	0.4% due 10/11/2016 (d)	34,995,936

14,000,000	USD	0.4% due 10/12/2016 (d)	13,998,203

26,800,000	USD	0.43% due 10/12/2016 (d)	26,796,561

50,000,000	USD	0.4% due 10/13/2016 (d)	49,992,958

10,000,000	USD	0.39% due 10/17/2016 (d)	9,998,078

32,400,000	USD	0.45% due 10/17/2016 (d)	32,393,773

		Microsoft Corp.:
40,000,000	USD	0.45% due 10/4/2016 (d)	39,998,467

120,500,000	USD	0.5% due 11/15/2016 (d)	120,428,557

		Mondelez International Inc.,
14,200,000	USD	0.61% due 10/17/2016 (d)	14,194,723

		Nestlé Capital Corp.:
30,000,000	USD	0.46% due 10/4/2016(d)	29,998,943

20,000,000	USD	0.34% due 10/7/2016 (d)	19,998,756

18	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 37.3% (continued)

		Nestlé Capital Corp.: (continued):
28,500,000	USD	0.46% due 10/11/2016 (d)	$28,497,179

30,000,000	USD	0.44% due 10/21/2016 (d)	29,994,120

29,900,000	USD	0.45% due 10/24/2016 (d)	29,893,243

25,000,000	USD	0.45% due 11/7/2016 (d)	24,990,632

25,000,000	USD	0.45% due 11/9/2016 (d)	24,990,083

50,000,000	USD	0.43% due 11/10/2016 (d)	49,979,614

		Novartis Finance Corp.:
50,000,000	USD	0.48% due 10/4/2016 (d)	49,998,083

44,700,000	USD	0.4% due 10/5/2016 (d)	44,697,827

30,000,000	USD	0.46% due 10/6/2016 (d)	29,998,225

35,000,000	USD	0.4% due 10/7/2016 (d)	34,997,550

35,000,000	USD	0.45% due 10/18/2016 (d)	34,992,825

54,000,000	USD	0.5% due 10/25/2016 (d)	53,983,912

25,000,000	USD	0.5% due 10/26/2016 (d)	24,992,218

35,000,000	USD	0.5% due 11/21/2016 (d)	34,975,329

		Reed Elsevier Inc.:
25,000,000	USD	0.63% due 10/3/2016 (d)	24,998,500

15,500,000	USD	0.63% due 10/4/2016 (d)	15,498,751

		Roche Holdings, Inc.:
50,000,000	USD	0.44% due 10/17/2016 (d)	49,990,390

50,000,000	USD	0.44% due 10/18/2016 (d)	49,989,750

50,000,000	USD	0.44% due 10/19/2016 (d)	49,989,101

25,000,000	USD	0.45% due 10/19/2016 (d)	24,994,551

25,000,000	USD	0.44% due 10/20/2016 (d)	24,994,208

25,000,000	USD	0.45% due 10/20/2016 (d)	24,994,208

50,000,000	USD	0.45% due 10/21/2016 (d)	49,987,750

4,500,000	USD	0.46% due 10/26/2016 (d)	4,498,599

25,000,000	USD	0.46% due 10/27/2016 (d)	24,991,881

25,000,000	USD	0.46% due 11/4/2016 (d)	24,989,136

5,100,000	USD	0.48% due 11/7/2016 (d)	5,097,572

25,000,000	USD	0.48% due 11/8/2016 (d)	24,987,758

		Unilever Capital Corp.:
8,000,000	USD	0.4% due 10/3/2016 (d)	7,999,773

30,000,000	USD	0.38% due 10/7/2016 (d)	29,997,900

1,100,000	USD	0.45% due 10/11/2016 (d)	1,099,872

20,000,000	USD	0.41% due 10/12/2016 (d)	19,997,433

60,000,000	USD	0.45% due 10/13/2016 (d)	59,991,550

25,000,000	USD	0.4% due 10/19/2016 (d)	24,994,551

3,900,000	USD	0.48% due 10/24/2016 (d)	3,898,890

18,900,000	USD	0.49% due 11/7/2016 (d)	18,891,002

30,000,000	USD	0.5% due 11/8/2016 (d)	29,985,310

30,000,000	USD	0.52% due 11/28/2016 (d)	29,974,630

		United Healthcare Co.:
8,700,000	USD	0.51% due 10/3/2016 (d)	8,699,550

25,100,000	USD	0.74% due 10/31/2016 (d)	25,084,416

7,300,000	USD	0.74% due 11/4/2016 (d)	7,294,840

70,000,000	USD	0.74% due 11/10/2016 (d)	69,941,404

See Notes to Financial Statements.	19

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 37.3% (continued)

		United Parcel Service, Inc.:
50,000,000	USD	0.1% due 10/6/2016 (d)	$49,997,041

30,200,000	USD	0.1% due 10/7/2016 (d)	30,197,886

41,300,000	USD	0.18% due 10/17/2016 (d)	41,292,063

25,600,000	USD	0.2% due 11/1/2016 (d)	25,589,919

33,700,000	USD	0.27% due 11/1/2016 (d)	33,686,730

50,000,000	USD	0.25% due 11/3/2016 (d)	49,978,986

50,000,000	USD	0.28% due 11/9/2016 (d)	49,974,834

		Wal-Mart Stores, Inc.:
29,900,000	USD	0.31% due 10/12/2016 (d)	29,896,462

50,000,000	USD	0.36% due 10/17/2016(d)	49,991,098

		Walt Disney Co.,
7,500,000	USD	0.41% due 11/4/2016 (d)	7,496,741

		WEC Energy Group Inc.,
12,900,000	USD	0.78% due 10/11/2016 (d)	12,897,004

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $3,088,193,047)	3,088,238,549

		TOTAL INVESTMENTS — 99.1%
		(Cost — $7,247,383,391)	8,199,034,874

		Other Assets In Excess of
		Liabilities — 0.9%	77,903,920

		TOTAL NET ASSETS — 100.0%	$8,276,938,794

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2016:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2016	DEPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/05/2016	AUD 96,944,000	$72,502,471	$74,093,316	$(1,590,845)

	State Street
	Bank &
euro	Trust Co.	12/05/2016	EUR 115,748,000	129,602,862	130,384,262	(781,400)

	State Street
Japanese	Bank &
yen	Trust Co.	12/05/2016	JPY 17,790,300,000	172,312,827	175,873,942	(3,561,115)

South	State Street
Korean	Bank &
won	Trust Co.	10/07/2016	KRW 168,497,000,000	150,701,956	152,975,455	(2,273,499)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(8,206,859)

20

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2016

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
SGD	—	Singapore dollar
USD	—	United States dollar

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2015	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2016	FAIR VALUE AT SEPTEMBER 30, 2016	REALIZED GAIN/(LOSS)	DIVIDEND INCOME*

Cosel Co.,
Ltd.**	2,065,000	—	420,500	1,644,500	—	$(2,252,610)	$345,093

DeVry
Education
Group Inc.	8,245,489	—	1,677,694	6,567,795	$151,453,353	(25,061,662)	2,844,285

Icom Inc.	944,700	—	186,500	758,200	14,998,759	(1,713,464)	270,799

Miura Co.,
Ltd.**	5,708,800	—	5,708,800	—	—	31,215,265	—

Net 1 U.E.P.S.
Technologies
Inc.	3,559,811	—	724,531	2,835,280	24,269,997	2,393,838	—

Total					$190,722,109	$4,581,367	$3,460,177

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2016.

(c)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(f)	Senior unsecured note. The first call date is April 15, 2017.

See Notes to Financial Statements.	21

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2016

Average Annual Total Returns as of September 30, 2016	One Year	Five Year	Since Inception(a)

Class A	5.93%	6.71%	8.37%
Class A (with a 5% maximum initial sales charge)	0.64%	5.62%	7.68%
Class C	5.17%	5.91%	7.56%
Class I	6.20%	6.97%	8.64%
MSCI All Country World (ex-U.S.) Index (Net)(b)	9.26%	6.04%	3.94%
Consumer Price Index(c)	1.45%	1.23%	1.21%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2016. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

22

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2016

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	7.6%

Samsung Electronics Co., Ltd.	4.7%

Astellas Pharma Inc.	4.5%

Nestlé SA	2.7%

News Corp., Class ‘A’, Class ‘B’	2.6%

Alten SA	2.2%

Genting Malaysia Berhad	1.8%

Hyundai Mobis Co., Ltd.	1.3%

Antofagasta Plc	1.2%

Hongkong & Shanghai Hotels Ltd.	1.2%

Top 10 positions represent 29.8% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

23

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS - 53.9%

Argentina | 0.0%
	894	Nortel Inversora SA, Series ‘B’, ADR	$21,814

Australia | 0.0%
	1,380,029	Programmed Maintenance Services Ltd.	1,716,333

Bermuda | 0.9%
	1,059,026	Jardine Strategic Holdings Ltd.	34,630,150

Canada | 0.3%
	3,293,219	Uranium Participation Corp. (a)	9,839,871

China | 2.5%
	98,355	Baidu, Inc., ADR (a)	17,907,495

	40,065,030	Clear Media Ltd. (b)	38,172,422

	3,498,669	Phoenix New Media Ltd., ADR (a)	13,644,809

	60,774,000	Phoenix Satellite Television Holdings Ltd.	12,771,597

	110,297,000	Springland International Holdings Ltd.	18,201,764

			100,698,087

France | 9.2%
	1,253,460	Alten SA	87,638,495

	2,206,728	Altran Technologies SA	32,622,673

	12,564,730	Bolloré SA	43,684,630

	1,914,694	Bureau Veritas SA	41,070,869

	291,806	DOM Security SA (b)	13,538,144

	1,487,919	Engie SA	23,049,335

	187,236	Euler Hermes Group	15,917,884

	28,772	Financière de l’Odet SA	23,274,358

	81,926	Robertet SA	29,757,472

	5,900	Robertet SA-CI (c)	1,564,317

	306,687	Séché Environnement SA	10,438,854

	177,354	Sodexo SA	21,118,434

	219,073	Thales SA	20,177,372

	30,477	Wendel SA	3,558,865

			367,411,702

Germany | 0.8%
	255,033	Siemens AG	29,852,379

Hong Kong | 2.7%
	41,158,000	APT Satellite Holdings Ltd.	28,494,980

		Asia Satellite Telecommunications
	15,510,500	Holdings Ltd. (a)	21,396,827

	1,932,386	Henderson Land Development Co. Ltd.	11,460,182

	47,123,417	Hongkong & Shanghai Hotels Ltd.	46,780,763

			108,132,752

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES	DESCRIPTION	FAIR VALUE

India | 0.6%
	432,763	Bajaj Holdings and Investment Ltd.	$12,369,300

	36,092,522	South Indian Bank Ltd.	11,871,827

			24,241,127

Indonesia | 0.3%
	293,703,500	PT Bank Bukopin Tbk	13,727,617

Japan | 14.8%
	1,347,406	Arcland Sakamoto Co., Ltd.	15,001,443

	552,600	As One Corp.	23,923,022

	11,553,400	Astellas Pharma Inc.	179,273,950

	1,349,300	Azbil Corp.	40,450,392

	75,000	The Bank of Okinawa Ltd.	2,218,826

	830,500	Benesse Holdings Inc.	21,080,884

	1,269,700	Cosel Co., Ltd.	15,250,674

	498,600	Daiseki Co., Ltd.	9,656,826

	302,700	Earth Chemical Co., Ltd.	14,223,810

	4,078,800	F@N Communications, Inc. (b)	29,805,146

	178,300	FANUC Corp.	29,908,614

	833,300	Hi-Lex Corp.	22,516,069

	673,600	Icom Inc.	13,325,197

	105,400	Medikit Co., Ltd.	4,620,117

	260,200	Miraca Holdings Inc.	12,855,402

	792,700	Nitto Kohki Co., Ltd.	18,456,335

	273,300	Okinawa Cellular Telephone Co.	8,247,108

	1,027,700	Rohto Pharmaceutical Co., Ltd.	17,583,546

	174,200	San-A Co., Ltd.	8,675,213

	295,100	Sankyo Co., Ltd.	10,010,788

	10,600	Secom Joshinetsu Co., Ltd.	339,727

	280,500	Seven & i Holdings Co., Ltd.	13,158,508

	493,475	Shingakukai Co., Ltd.	2,491,585

	306,950	Shofu Inc.	4,261,975

	4,500	SK Kaken Co., Ltd.	473,054

	554,500	Techno Medica Co., Ltd. (b)	8,809,225

	648,100	Toho Co., Ltd.	21,346,620

	259,400	Transcosmos Inc.	6,804,438

	8,503,800	Yahoo Japan Corp.	33,711,628

	224,300	Yokogawa Electric Corp.	2,952,917

			591,433,039

Malaysia | 1.8%
	65,578,000	Genting Malaysia Berhad	72,150,864

Mexico | 0.1%
	274,660	Corporativo Fragua, SAB de CV	3,031,356

Singapore | 2.1%
	27,783,600	First Resources Ltd.	37,283,851

	7,013,020	Haw Par Corp. Ltd.	46,438,052

			83,721,903

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

	SHARES		DESCRIPTION	FAIR VALUE

South Africa | 0.5%
	2,266,837		Net 1 U.E.P.S. Technologies Inc. (a)	$19,404,125

South Korea | 6.8%
	81,948		Fursys Inc.	2,429,384

	204,828		Hyundai Mobis Co., Ltd.	51,144,232

	201,455		Hyundai Motor Co.	24,785,175

	165,120		Kangwon Land, Inc.	5,892,056

	129,178		Samsung Electronics Co., Ltd.	187,430,376

				271,681,223

Switzerland | 4.2%
	365,408		Compagnie Financière Richemont SA	22,266,756

	1,344,167		Nestlé SA	105,914,548

	2,885,691		UBS Group AG	39,297,676

				167,478,980

Thailand | 0.5%
	31,211,100		Thaicom PCL	18,645,592

United Kingdom | 3.2%
	7,119,376		Antofagasta Plc	48,353,541

	5,648,399		HSBC Holdings Plc	42,367,605

	159,140		Jardine Lloyd Thompson Group Plc	2,087,444

	5,853,788		Millennium & Copthorne Hotels Plc	33,005,119

	1,357,451		Mitie Group Plc	3,374,643

				129,188,352

United States | 2.6%
	4,172,840		News Corp., Class ‘A’	58,336,303

	3,126,489		News Corp., Class ‘B’	44,458,674

				102,794,977

			TOTAL COMMON STOCKS
			(Cost — $1,912,667,964)	2,149,802,243

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 2.9%

Norway | 0.3%
			Stolt-Nielsen Ltd.,
	77,500,000	NOK	5.83% due 3/19/2018 (c)(d)	9,936,172

Singapore | 0.3%
			DBS Capital Funding II Corp.,
	7,750,000	SGD	5.75% due 6/15/2018 (e)	5,964,664

			United Overseas Bank Ltd.,
	8,250,000	SGD	4.9% due 7/23/2018 (e)	6,254,628

				12,219,292

South Africa | 0.6%
			Gold Fields Orogen Holding (BVI) Ltd.,
	23,118,000	USD	4.875% due 10/7/2020 (f)	23,517,941

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

	PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Switzerland | 0.1%
	4,500,000	EUR	UBS AG, 7.152% due 12/21/2017 (e)	$5,439,885

United Kingdom | 0.3%
			Avanti Communications Group Plc,
	12,136,000	USD	10% due 10/1/2019 (c)(f)	9,708,800

United States | 1.3%
			Intelsat Jackson Holdings Ltd.:
	13,500,000	USD	7.5% due 4/1/2021	10,260,000

	37,375,000	USD	5.5% due 8/1/2023	26,069,062

			Rowan Cos., Inc.:
	17,838,000	USD	4.875% due 6/1/2022	15,162,300

	1,990,000	USD	4.75% due 1/15/2024	1,631,800

				53,123,162

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $117,859,525)	113,945,252

SOVEREIGN AND SUPRANATIONAL BONDS – 1.2%

Luxembourg | 0.1%
			European Investment Bank,
	37,500,000	NOK	1.125% due 5/15/2020	4,712,665

Singapore | 1.1%
			Government of Singapore:
	6,786,000	SGD	2.375% due 4/1/2017	5,014,400

	26,781,000	SGD	0.5% due 4/1/2018	19,529,038

	26,781,000	SGD	2.5% due 6/1/2019	20,402,421

				44,945,859

			TOTAL SOVEREIGN AND SUPRANATIONAL BONDS
			(Cost — $50,092,947)	49,658,524

	OUNCES
COMMODITIES – 7.6%
	230,926		Gold Bullion (a)	304,281,526

			TOTAL COMMODITIES
			(Cost — $323,023,521)	304,281,526

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 34.1%

Commercial Paper | 34.1%
			Abbott Laboratories:
	20,000,000	USD	0.65% due 10/6/2016 (f)	19,998,817

	15,000,000	USD	0.6% due 10/7/2016 (f)	14,998,950

	42,100,000	USD	0.65% due 10/17/2016 (f)	42,091,909

	15,000,000	USD	0.67% due 10/21/2016 (f)	14,996,325

	13,900,000	USD	0.68% due 10/24/2016 (f)	13,896,043

See Notes to Financial Statements.	27

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 34.1% (continued)

		Apple Inc.:
20,000,000	USD	0.41% due 10/5/2016 (f)	$19,998,956

15,300,000	USD	0.44% due 10/21/2016 (f)	15,296,448

12,700,000	USD	0.43% due 10/24/2016 (f)	12,696,596

45,000,000	USD	0.46% due 11/7/2016 (f)	44,980,002

30,500,000	USD	Coca-Cola Co., 0.4% due 10/20/2016 (f)	30,493,442

		Consolidated Edison Co. Inc.,
10,000,000	USD	0.63% due 10/6/2016 (f)	9,998,942

		Dover Corp.:
25,000,000	USD	0.6% due 10/3/2016 (f)	24,999,229

16,700,000	USD	0.61% due 10/6/2016 (f)	16,698,928

10,000,000	USD	0.65% due 10/18/2016 (f)	9,997,800

20,000,000	USD	0.67% due 10/24/2016 (f)	19,990,694

		E.I. Du Pont de Nemours & Co.,
13,400,000	USD	0.74% due 10/18/2016 (f)	13,394,908

		Engie SA:
25,000,000	USD	0.67% due 10/4/2016 (f)	24,998,958

10,000,000	USD	0.69% due 10/11/2016 (f)	9,998,747

1,100,000	USD	0.73% due 10/24/2016 (f)	1,099,665

20,000,000	USD	0.66% due 10/25/2016 (f)	19,993,625

25,000,000	USD	0.67% due 10/26/2016 (f)	24,991,676

25,000,000	USD	0.67% due 11/2/2016 (f)	24,989,138

17,700,000	USD	0.72% due 11/8/2016 (f)	17,690,758

		Henkel Corp.:
13,000,000	USD	0.57% due 10/13/2016 (f)	12,998,028

50,000,000	USD	0.54% due 10/20/2016 (f)	49,987,583

		Honeywell International Inc.,
38,900,000	USD	0.48% due 11/1/2016 (f)	38,884,682

		Johnson & Johnson,
30,000,000	USD	0.2% due 10/7/2016 (f)	29,998,075

		Kraft Heinz Foods Co.,
7,000,000	USD	0.85% due 10/3/2016 (f)	6,999,463

		L’Oréal USA Inc.:
10,000,000	USD	0.4% due 10/11/2016 (f)	9,998,839

25,000,000	USD	0.5% due 10/17/2016 (f)	24,995,195

7,200,000	USD	0.39% due 10/20/2016 (f)	7,198,332

		Microsoft Corp.:
20,000,000	USD	0.45% due 10/4/2016 (f)	19,999,233

35,000,000	USD	0.46% due 10/6/2016 (f)	34,997,929

48,600,000	USD	0.5% due 11/15/2016 (f)	48,571,186

		Nestlé Capital Corp.:
10,200,000	USD	0.35% due 10/7/2016 (f)	10,199,365

9,500,000	USD	0.46% due 10/11/2016 (f)	9,499,060

40,000,000	USD	0.45% due 10/24/2016 (f)	39,990,960

		Novartis Finance Corp.:
10,000,000	USD	0.4% due 10/5/2016 (f)	9,999,514

15,000,000	USD	0.45% due 10/18/2016 (f)	14,996,925

28	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

PRINCIPAL
AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 34.1% (continued)

		Novartis Finance Corp.: (continued):
32,000,000	USD	0.45% due 10/27/2016 (f)	$31,989,608

2,400,000	USD	0.42% due 10/28/2016 (f)	2,399,186

17,000,000	USD	Praxair Inc., 0.38% due 10/24/2016 (f)	16,994,821

9,500,000	USD	Reed Elsevier Inc., 0.63% due 10/4/2016 (f)	9,499,235

		Roche Holdings, Inc.:
10,500,000	USD	0.46% due 10/26/2016 (f)	10,496,732

30,000,000	USD	0.42% due 10/31/2016 (f)	29,988,607

18,000,000	USD	0.46% due 11/4/2016 (f)	17,992,178

1,300,000	USD	0.48% due 11/7/2016 (f)	1,299,381

		Unilever Capital Corp.:
20,000,000	USD	0.41% due 10/12/2016 (f)	19,997,433

31,100,000	USD	0.49% due 11/7/2016 (f)	31,085,195

17,900,000	USD	0.5% due 11/14/2016 (f)	17,889,708

		United Healthcare Co.:
41,300,000	USD	0.51% due 10/3/2016 (f)	41,297,866

27,500,000	USD	0.74% due 10/31/2016 (f)	27,482,926

1,600,000	USD	0.74% due 11/4/2016 (f)	1,598,869

13,900,000	USD	0.74% due 11/9/2016 (f)	13,888,679

30,000,000	USD	0.74% due 11/10/2016 (f)	29,974,888

		United Parcel Service, Inc.:
17,600,000	USD	0.37% due 10/25/2016 (f)	17,594,757

16,300,000	USD	0.27% due 11/1/2016 (f)	16,293,581

		Wal-Mart Stores, Inc.:
49,000,000	USD	0.34% due 10/11/2016 (f)	48,994,760

19,600,000	USD	0.31% due 10/12/2016 (f)	19,597,681

60,000,000	USD	0.4% due 10/18/2016 (f)	59,988,600

20,000,000	USD	0.44% due 11/9/2016 (f)	19,990,600

14,200,000	USD	Walt Disney Co., 0.46% due 10/28/2016 (f)	14,195,185

		WEC Energy Group Inc.:
20,000,000	USD	0.78% due 10/7/2016 (f)	19,997,122

23,100,000	USD	0.78% due 10/11/2016 (f)	23,094,636

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $1,361,202,195)	1,361,227,159

		TOTAL INVESTMENTS — 99.7%
		(Cost — $3,764,846,152)	3,978,914,704

		Other Assets In Excess of
		Liabilities — 0.3%	11,628,301

		TOTAL NET ASSETS — 100.0%	$3,990,543,005

See Notes to Financial Statements.	29

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2016:

						USD
		SETTLEMENT		LOCAL		VALUE AT	NET
FOREIGN		DATES		CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH		AMOUNT	EQUIVALENT	2016	DEPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/05/2016	AUD	58,660,000	$43,893,466	$44,833,243	$(939,777)

	State Street
	Bank &
euro	Trust Co.	12/05/2016	EUR	71,851,000	80,453,109	80,936,514	(483,405)

	State Street
Japanese	Bank &
yen	Trust Co.	12/05/2016	JPY	20,869,800,000	202,205,541	206,317,713	(4,112,172)

South	State Street
Korean	Bank &
won	Trust Co.	10/07/2016	KRW	89,002,000,000	79,598,439	80,803,346	(1,204,907)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(6,740,261)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
SGD	—	Singapore dollar
USD	—	United States dollar

30	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2016

(a) Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES
	HELD AT			HELD AT	FAIR VALUE AT
	SEPTEMBER 30,	SHARE	SHARE	SEPTEMBER 30,	SEPTEMBER 30,	REALIZED	DIVIDEND
SECURITY	2015	ADDITIONS	REDUCTIONS	2016	2016	LOSS	INCOME*

Clear Media
Ltd.	40,065,030	—	—	40,065,030	$38,172,422	—	$2,736,014

DOM Security
SA	324,238	1,867	34,299	291,806	13,538,144	$(177,737)	547,098

F@N
Communications,
Inc.	—	4,078,800	—	4,078,800	29,805,146	—	335,932

Techno
Medica Co.,
Ltd.**	203,800	350,700	—	554,500	8,809,225	—	88,860

Total					$90,324,937	$(177,737)	$3,707,904

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2015.

(c)	Security is deemed illiquid. As of September 30, 2016, the value of these illiquid securities amounted to 0.5% of total net assets.
(d)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(e)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(f)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

See Notes to Financial Statements.	31

Statements of Assets and Liabilities	IVA Funds

September 30, 2016

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$3,345,650,394	$2,015,362,862

Affiliated securities	248,215,291	65,257,574

Commodities	565,324,659	323,023,521

Short-term investments, at cost	3,088,193,047	1,361,202,195

Foreign currency, at cost	232,401	157,897

Long-term investments, at fair value:
Non-affiliated securities	$4,386,854,882	$2,223,081,082

Affiliated securities	190,722,109	90,324,937

Commodities	533,219,334	304,281,526

Short-term investments, at fair value	3,088,238,549	1,361,227,159

Foreign currency, at fair value	232,284	157,818

Cash	371,572	296,910

Receivable for investments sold	76,502,857	6,743,051

Dividends and interest receivable	19,597,590	12,409,102

Receivable for fund shares sold	9,788,165	7,652,793

Prepaid expenses	4,727	2,073

Total assets	$8,305,532,069	$4,006,176,451
Liabilities:
Payable for fund shares repurchased	$11,754,439	$3,429,318

Unrealized depreciation on open forward foreign currency contracts	8,206,859	6,740,261

Payable for investments purchased	—	1,831,166

Accrued investment advisory fees	6,162,805	2,943,965

Accrued distribution and service fees	1,192,168	116,012

Accrued expenses and other liabilities	1,277,004	572,724

Total liabilities	28,593,275	15,633,446

Net Assets	$8,276,938,794	$3,990,543,005

Net Assets Consist of:
Par value ($0.001 per share)	$479,828	$244,621

Additional paid-in-capital	7,280,499,126	3,754,054,877

Distributions in excess of net investment income	(24,349,084)	(7,550,657)

Accumulated net realized gain on investments and
foreign currency transactions	76,992,630	36,670,312

Unrealized appreciation from investments and foreign
currency translation	943,316,294	207,123,852

Net Assets	$8,276,938,794	$3,990,543,005

Net Asset Value Per Share:
Class A
Net assets	$1,587,209,325	$282,567,535

Shares outstanding	91,978,591	17,357,199

Net asset value per share	$17.26	$16.28

Maximum offering price per share (with a maximum initial sales
charge of 5.00%)	$18.17	$17.14

Class C
Net assets	$1,037,758,499	$68,877,909

Shares outstanding	60,858,490	4,297,199

Net asset value per share	$17.05	$16.03

Class I
Net assets	$5,651,970,970	$3,639,097,561

Shares outstanding	326,991,206	222,966,433

Net asset value per share	$17.28	$16.32

32	See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2016

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$43,682,051	$19,809,868

Dividends:

Non-affiliated securities	111,609,003	49,232,324

Affiliated securities	3,460,177	3,707,904

Other income	1,014,192	1,257,331

Less: Foreign taxes withheld	(5,956,224)	(3,969,182)

Total income	153,809,199	70,038,245

Expenses:
Investment advisory fees	77,835,515	34,616,095

Distribution and service fees:
Class A	4,273,482	978,337

Class C	11,215,589	727,838

Trustee fees	298,010	122,438

Other expenses	8,771,009	3,517,877

Total expenses	102,393,605	39,962,585

Net investment income	51,415,594	30,075,660

Net Realized and Change in Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	32,020,449	41,692,730

Affiliated securities	4,581,367	(177,737)

Commodities	21,246,025	17,869,431

Foreign currency transactions	(24,175,048)	(24,811,210)

Net realized gain	33,672,793	34,573,214

Net change in unrealized appreciation
(depreciation) from:
Investments (net of any accrued foreign capital gains
tax withholding)	490,327,233	177,399,081

Foreign currency translation	(12,130,953)	(8,979,112)

Net change in unrealized appreciation (depreciation)	478,196,280	168,419,969

Net realized and change in unrealized gain on
investments and foreign currency	511,869,073	202,993,183

Increase in net assets resulting from operations	$563,284,667	$233,068,843

See Notes to Financial Statements.	33

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015

Operations:
Net investment income	$51,415,594	$15,219,257	$30,075,660	$32,258,409

Net realized gain	33,672,793	541,708,867	34,573,214	289,453,908

Net change in net unrealized
appreciation (depreciation)	478,196,280	(956,277,211)	168,419,969	(406,028,456)

Increase (decrease) in net assets
resulting from operations	563,284,667	(399,349,087)	233,068,843	(84,316,139)

Distributions to Shareholders:
Net investment income:
Class A	(23,785,645)	(22,748,170)	(12,832,520)	(10,950,818)

Class C	(6,838,484)	(5,318,532)	(1,268,242)	(1,581,767)

Class I	(94,717,370)	(92,175,893)	(85,785,911)	(91,721,437)

Net realized gain on investments:
Class A	(50,487,666)	(77,757,586)	(19,900,852)	(12,633,252)

Class C	(33,961,203)	(54,355,243)	(2,859,914)	(2,542,238)

Class I	(168,845,490)	(258,004,820)	(120,495,089)	(96,807,363)

Decrease in net assets resulting
from distributions	(378,635,858)	(510,360,244)	(243,142,528)	(216,236,875)

Capital Share Transactions:
Proceeds from shares sold	1,184,744,394	1,368,802,006	963,815,303	733,515,644

Reinvestment of distributions	310,491,726	409,083,951	210,560,590	186,124,101

Cost of shares repurchased	(2,488,988,191)	(2,142,931,639)	(877,967,281)	(525,055,305)

Increase (decrease) in net assets
from capital share transactions	(993,752,071)	(365,045,682)	296,408,612	394,584,440

Increase (decrease) in net assets	(809,103,262)	(1,274,755,013)	286,334,927	94,031,426

Net Assets:
Beginning of year	$9,086,042,056	$10,360,797,069	$3,704,208,078	$3,610,176,652

End of year	$8,276,938,794	$9,086,042,056	$3,990,543,005	$3,704,208,078

Undistributed (distributions in
excess of) net investment
income	$(24,349,084)	$113,853,393	$(7,550,657)	$79,013,541

34	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.87	$18.54	$17.91	$16.18	$15.71

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.09	0.02	0.03	0.12	0.18
Net realized and unrealized
gain (loss)	1.01	(0.77)	1.35	2.08	1.26

Increase (decrease) from
investment operations	1.10	(0.75)	1.38	2.20	1.44

Decrease from distributions:
Net investment income	(0.23)	(0.21)	(0.20)	(0.30)	(0.12)
Net realized gain on investments	(0.48)	(0.71)	(0.55)	(0.17)	(0.85)

Decrease from distributions	(0.71)	(0.92)	(0.75)	(0.47)	(0.97)

Net asset value, end of year	$17.26	$16.87	$18.54	$17.91	$16.18

Total return(c)	6.75%	(4.21)%	8.00%	14.02%	9.62%
Ratios to average net assets:
Operating expenses	1.25%	1.25%	1.26%	1.27%	1.28%
Net investment income	0.52%	0.09%	0.14%	0.72%	1.16%
Supplemental data:
Portfolio turnover rate	29.7%	30.3%	22.5%	26.3%	27.9%
Net assets, end of year (000’s)	$1,587,209	$1,815,439	$2,083,683	$2,378,045	$2,408,396

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.	35

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.67	$18.33	$17.71	$16.01	$15.54

Increase (decrease) from
investment operations:(a)
Net investment income (loss)(b)	(0.04)	(0.12)	(0.11)	(0.01)	0.06
Net realized and unrealized
gain (loss)	1.00	(0.76)	1.35	2.07	1.26

Increase (decrease) from
investment operations	0.96	(0.88)	1.24	2.06	1.32

Decrease from distributions:
Net investment income	(0.10)	(0.07)	(0.07)	(0.19)	—
Net realized gain on investments	(0.48)	(0.71)	(0.55)	(0.17)	(0.85)

Decrease from distributions	(0.58)	(0.78)	(0.62)	(0.36)	(0.85)

Net asset value, end of year	$17.05	$16.67	$18.33	$17.71	$16.01

Total return(c)	5.93%	(4.96)%	7.23%	13.13%	8.87%
Ratios to average net assets:
Operating expenses	2.00%	2.00%	2.01%	2.02%	2.03%
Net investment income (loss)	(0.23)%	(0.67)%	(0.61)%	(0.03)%	0.41%
Supplemental data:
Portfolio turnover rate	29.7%	30.3%	22.5%	26.3%	27.9%
Net assets, end of year (000’s)	$1,037,758	$1,201,687	$1,431,328	$1,380,608	$1,469,720

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

36	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.90	$18.57	$17.94	$16.21	$15.73

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.13	0.06	0.07	0.16	0.23
Net realized and unrealized
gain (loss)	1.00	(0.77)	1.36	2.08	1.26

Increase (decrease) from
investment operations	1.13	(0.71)	1.43	2.24	1.49

Decrease from distributions:
Net investment income	(0.27)	(0.25)	(0.25)	(0.34)	(0.16)
Net realized gain on investments	(0.48)	(0.71)	(0.55)	(0.17)	(0.85)

Decrease from distributions	(0.75)	(0.96)	(0.80)	(0.51)	(1.01)

Net asset value, end of year	$17.28	$16.90	$18.57	$17.94	$16.21

Total return(c)	6.96%	(3.95)%	8.25%	14.28%	9.97%
Ratios to average net assets:
Operating expenses	1.00%	1.00%	1.01%	1.02%	1.03%
Net investment income	0.77%	0.34%	0.39%	0.97%	1.43%
Supplemental data:
Portfolio turnover rate	29.7%	30.3%	22.5%	26.3%	27.9%
Net assets, end of year (000’s)	$5,651,971	$6,068,916	$6,845,786	$5,443,865	$5,003,855

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.	37

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.39	$17.84	$17.39	$15.95	$15.56

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.07	0.12	0.08	0.16	0.23
Net realized and unrealized
gain (loss)	0.86	(0.55)	1.10	2.00	1.16

Increase (decrease) from
investment operations	0.93	(0.43)	1.18	2.16	1.39

Decrease from distributions:
Net investment income	(0.41)	(0.47)	(0.41)	(0.44)	(0.23)
Net realized gain on investments	(0.63)	(0.55)	(0.32)	(0.28)	(0.77)

Decrease from distributions	(1.04)	(1.02)	(0.73)	(0.72)	(1.00)

Net asset value, end of year	$16.28	$16.39	$17.84	$17.39	$15.95

Total return(c)	5.93%	(2.37)%	7.05%	14.09%	9.53%
Ratios to average net assets:
Operating expenses	1.24%	1.25%	1.26%	1.26%	1.27%
Net investment income	0.41%	0.70%	0.45%	0.97%	1.52%
Supplemental data:
Portfolio turnover rate	34.9%	27.6%	23.4%	40.1%	29.9%
Net assets, end of year (000’s)	$282,567	$466,336	$391,494	$377,043	$409,163

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

38	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.14	$17.58	$17.14	$15.74	$15.35

Increase (decrease) from
investment operations:(a)
Net investment income (loss)(b)	(0.03)	(0.02)	(0.06)	0.04	0.11
Net realized and unrealized
gain (loss)	0.83	(0.53)	1.11	1.96	1.15

Increase (decrease) from
investment operations	0.80	(0.55)	1.05	2.00	1.26

Decrease from distributions:
Net investment income	(0.28)	(0.34)	(0.29)	(0.32)	(0.10)
Net realized gain on investments	(0.63)	(0.55)	(0.32)	(0.28)	(0.77)

Decrease from distributions	(0.91)	(0.89)	(0.61)	(0.60)	(0.87)

Net asset value, end of year	$16.03	$16.14	$17.58	$17.14	$15.74

Total return(c)	5.17%	(3.14)%	6.29%	13.18%	8.76%
Ratios to average net assets:
Operating expenses	1.99%	2.00%	2.01%	2.01%	2.02%
Net investment income (loss)	(0.19)%	(0.11)%	(0.32)%	0.26%	0.74%
Supplemental data:
Portfolio turnover rate	34.9%	27.6%	23.4%	40.1%	29.9%
Net assets, end of year (000’s)	$68,878	$73,818	$82,359	$81,804	$77,882

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.	39

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2016	2015	2014	2013	2012

Net asset value, beginning
of year	$16.43	$17.89	$17.43	$15.99	$15.60

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.13	0.16	0.12	0.21	0.27
Net realized and unrealized
gain (loss)	0.84	(0.55)	1.12	1.99	1.16

Increase (decrease) from
investment operations	0.97	(0.39)	1.24	2.20	1.43

Decrease from distributions:
Net investment income	(0.45)	(0.52)	(0.46)	(0.48)	(0.27)
Net realized gain on investments	(0.63)	(0.55)	(0.32)	(0.28)	(0.77)

Decrease from distributions	(1.08)	(1.07)	(0.78)	(0.76)	(1.04)

Net asset value, end of year	$16.32	$16.43	$17.89	$17.43	$15.99

Total return(c)	6.20%	(2.16)%	7.36%	14.34%	9.81%
Ratios to average net assets:
Operating expenses	0.99%	1.00%	1.01%	1.01%	1.02%
Net investment income	0.85%	0.92%	0.69%	1.31%	1.79%
Supplemental data:
Portfolio turnover rate	34.9%	27.6%	23.4%	40.1%	29.9%
Net assets, end of year (000’s)	$3,639,098	$3,164,053	$3,136,324	$2,847,380	$2,280,940

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

40	See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In accordance with U.S. GAAP, each Fund has been defined as an investment company and as such complies with investment company and reporting guidance of the Financial Accounting Standards Board. As of result, there are no changes to measurement or disclosure required in the Funds financial statements.

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

41

Notes to Financial Statements	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 –	last traded/quoted prices in active markets for identical unrestricted investments

•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

	Last Traded/Quoted
	Prices in Active	Other Significant	Significant
	Markets for	Observable	Unobservable
	Identical Unrestricted	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,474,222,549	—	—	$2,474,222,549
United States	1,744,148,847	—	—	1,744,148,847
Preferred stocks	75,149,127	$16,139,765	—	91,288,892
Corporate notes & bonds	7,775,526	221,261,184	—	229,036,710
Sovereign bonds	—	38,879,993	—	38,879,993
Commodities	533,219,334	—	—	533,219,334
Short-term investments	—	3,088,238,549	—	3,088,238,549

Total assets	$4,834,515,383	$3,364,519,491	—	$8,199,034,874

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$(8,206,859)	—	$(8,206,859)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, the Worldwide Fund had transfers of $2,230,296,338 from Level 2 to Level 1 as a result of the Fund using last traded prices. At September 30, 2016, the Worldwide Fund had transfers of $16,139,765 from Level 1 to Level 2 as a result of the use of quoted prices in the absence of last traded prices. For the years ended September 30, 2016 and September 30, 2015, there were no Level 3 assets or liabilities held in the Worldwide Fund.

42

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

	Last Traded/Quoted
	Prices in Active	Other Significant	Significant
	Markets for Identical	Observable	Unobservable
	Unrestricted	Inputs	Inputs
ASSETS	Investments (Level 1)	(Level 2)	(Level 3)	Total

Common stocks:
Foreign	$2,023,573,068	$23,434,198	—	$2,047,007,266
United States	102,794,977	—	—	102,794,977
Corporate notes & bonds	—	113,945,252	—	113,945,252
Sovereign and supranational bonds	—	49,658,524	—	49,658,524
Commodities	304,281,526	—	—	304,281,526
Short-term investments	—	1,361,227,159	—	1,361,227,159

Total assets	$2,430,649,571	$1,548,265,133	—	$3,978,914,704

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$(6,740,261)	—	$(6,740,261)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, the International Fund had transfers of $1,784,500,054 from Level 2 to Level 1 as a result of the Fund using last traded prices. For the years ended September 30, 2016 and September 30, 2015, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are translated to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses from foreign currency translation arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

43

Notes to Financial Statements	IVA Funds

The Funds follow the Financial Accounting Standards Board accounting standard for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2016, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the year ended September 30, 2016, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Transactions with Affiliates. The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other entities managed by the Adviser pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. In compliance with these provisions of Rule 17a-7, each cross-trade is executed at the current market price with no remuneration paid in connection with the transaction.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the year ended September 30, 2016 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2016 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

44

Notes to Financial Statements	IVA Funds

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide	International
	Fund	Fund

Purchases	$1,618,241,013	$869,523,195

Sales	$2,936,166,107	$955,386,096

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2016.

	Worldwide	International
	Fund	Fund

Cost basis of investments	$7,271,366,787	$3,788,892,376

Gross unrealized appreciation	$1,182,942,835	$404,605,823

Gross unrealized depreciation	$(255,274,748)	$(214,583,495)

Net unrealized appreciation	$927,668,087	$190,022,328

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2016, these instruments included forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2016, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2016.

Worldwide Fund
	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(8,206,859)

International Fund
	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(6,740,261)

45

Notes to Financial Statements	IVA Funds

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2016.

Worldwide Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Loss	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$(23,465,786)	$(12,083,951)

International Fund
			Change in
			Unrealized
			Appreciation/
Risk-Type Category	Derivative Instrument	Realized Loss	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$(23,544,265)	$(8,972,404)

During the year ended September 30, 2016, the Worldwide Fund had average notional values of $501,185,881 on forward foreign currency contracts to sell.

During the year ended September 30, 2016, the International Fund had average notional values of $362,905,589 on forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable ISDA Master Netting Agreement with such counterparty. An ISDA Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At September 30, 2016, the Funds had not elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund
Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$(8,206,859)	—	—	$(8,206,859)

International Fund
Net Exposure
		Gross Amount Offset		Presented in the
	Gross Amount of	in the Statements of	Collateral	Statements of Assets
Counterparty	Recognized Liabilities	Assets and Liabilities	Pledged	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$(6,740,261)	—	—	$(6,740,261)

Note 5 – Shares of Beneficial Interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

46

Notes to Financial Statements	IVA Funds

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund
	Year Ended		Year Ended
	September 30, 2016		September 30, 2015

	Shares	Amount	Shares	Amount

Class A
Shares sold	8,653,272	$143,643,764	13,290,164	$234,871,598
Shares reinvested	3,963,837	65,086,198	4,918,248	85,184,058
Shares repurchased	(28,240,021)	(472,721,421)	(22,985,367)	(407,959,818)

Net Decrease	(15,622,912)	$(263,991,459)	(4,776,955)	$(87,904,162)

Class C
Shares sold	3,256,132	$53,547,661	4,320,523	$75,874,872
Shares reinvested	1,842,160	30,082,467	2,439,512	41,983,996
Shares repurchased	(16,314,163)	(269,246,845)	(12,786,141)	(224,692,972)

Net Decrease	(11,215,871)	$(185,616,717)	(6,026,106)	$(106,834,104)

Class I
Shares sold	59,390,839	$987,552,969	59,540,278	$1,058,055,536
Shares reinvested	13,113,463	215,323,061	16,286,303	281,915,897
Shares repurchased	(104,607,457)	(1,747,019,925)	(85,306,081)	(1,510,278,849)

Net Decrease	(32,103,155)	$(544,143,895)	(9,479,500)	$(170,307,416)

Transactions in shares of each class of the International Fund were as follows:

International Fund
	Year Ended		Year Ended
	September 30, 2016		September 30, 2015

	Shares	Amount	Shares	Amount

Class A
Shares sold	6,932,316	$113,732,117	10,120,136	$170,906,690
Shares reinvested	1,906,896	29,690,378	1,254,200	20,456,007
Shares repurchased	(19,940,351)	(310,588,962)	(4,855,980)	(82,595,152)

Net Increase (Decrease)	(11,101,139)	$(167,166,467)	6,518,356	$108,767,545

Class C
Shares sold	478,931	$7,447,454	387,412	$6,516,560
Shares reinvested	218,714	3,370,382	201,477	3,253,852
Shares repurchased	(974,718)	(15,223,470)	(699,906)	(11,796,917)

Net Decrease	(277,073)	$(4,405,634)	(111,017)	$(2,026,505)

Class I
Shares sold	53,759,331	$842,635,732	32,542,430	$556,092,394
Shares reinvested	11,400,118	177,499,830	9,957,978	162,414,242
Shares repurchased	(34,817,884)	(552,154,849)	(25,212,075)	(430,663,236)

Net Increase	30,341,565	$467,980,713	17,288,333	$287,843,400

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The redemption fee is credited to the applicable Fund. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

47

Notes to Financial Statements	IVA Funds

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

	Worldwide Fund	International Fund

Distributions Paid From:

Ordinary income	$119,508,618	$101,777,915

Long-Term gains	$259,127,240	$141,364,613

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund

Undistributed net investment income	—	$6,780,374

Undistributed realized gains	$92,624,354	39,725,066

Other book/tax temporary differences[a]	(109,886)	(79,822)

Late year ordinary loss deferral[b]	(24,113,896)	—

Unrealized appreciation[c]	927,559,268	189,817,889

Total accumulated earnings	$995,959,840	$236,243,507

[a]	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
[b]	Ordinary income losses for the fiscal year ended September 30, 2016, for which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
[c]
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the treatment of passive foreign investment companies, forward foreign currency contracts, and the tax deferral of losses on wash sales.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the fiscal year ended September 30, 2016, the following reclassifications have been made:

	Worldwide	International
	Fund	Fund

Undistributed net investment income	$(64,276,572)	$(16,753,186)

Accumulated net realized loss	$60,379,325	$14,097,584

Paid-in-capital	$3,897,247	$2,655,602

48

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IVA Fiduciary Trust (comprising, respectively, the IVA Worldwide Fund and the IVA International Fund) (the “Funds”) as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the IVA Fiduciary Trust at September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 18, 2016

49

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments); Vice President & General Counsel, Case, Pomeroy (prior to 2011).	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (since 2011); President/Chief Investment Officer/ Strategist, Okabena Investment Services (registered investment advisor) (2006-2011).	2	Director, Ocean Governance Training Foundation (since 2013) (a Canadian not-for-profit organization based in Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board. The current retirement age is 75.

50

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010)	2	Director, DeVry Education Group, Inc. (since 2016)

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology, the Adviser (since 2014); Fund Operations Manager, the Adviser (from 2009 to 2014).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

51

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement.  At a telephonic meeting held on May 16, 2016 and at an in-person meeting held on May 24, 2016, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Morningstar, Inc. (“Morningstar”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Morningstar 15(c) Report to the Board of Trustees (the “Morningstar Report”) containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category” as determined by the Morningstar methodology. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin LLP (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the Portfolio Managers of the Funds (the “Portfolio Managers”). It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund. In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and Portfolio Managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the Portfolio Managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted, as well as the Funds’ imposition of a soft close in February 2011 and its subsequent impact on asset growth. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Trustees concluded that the nature, quality and extent of services provided by the Adviser were satisfactory and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

52

Additional Information (unaudited)	IVA Funds

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Morningstar peer funds, the Morningstar category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Morningstar Report presented performance information since inception and for the one-year, three-year and five-year periods ended December 31, 2015. It was noted that, since inception, the IVA Worldwide Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and on most risk-adjusted performance bases as presented in the Morningstar Report. It was noted that the IVA Worldwide Fund for the one-year period outperformed, and for the three-year and five-year periods underperformed, the median of the Morningstar peer group funds on an absolute basis, for the one-year, three-year and five-year periods outperformed the median of the Morningstar peer group funds on certain risk-adjusted performance bases in the Morningstar Report, and for the same periods outperformed the median of the Morningstar category funds on an absolute basis and the risk-adjusted performance bases in the Morningstar Report. With respect to the IVA International Fund, the Independent Trustees noted that since inception, the Fund outperformed the median of the Morningstar peer group and the Morningstar category funds on an absolute basis and on the risk-adjusted performance bases in the Morningstar Report. It was noted that for the one-year, three-year and five-year periods, IVA International Fund outperformed the median of the Morningstar peer group and Morningstar category funds on an absolute basis and on most risk-adjusted performance measures in the Morningstar Report. Since inception, the Independent Trustees also noted that the performance of the IVA Worldwide Fund and the IVA International Fund exceeded the performance of each Fund’s benchmark index (the MSCI All Country World Index in the case of the IVA Worldwide Fund and the MSCI All Country World (ex-U.S.) Index in the case of the IVA International Fund), that the IVA Worldwide Fund outperformed its benchmark index for the one-year period ended December 31, 2015, but underperformed its benchmark index for the three-year and five-year periods ended December 31, 2015, and that the IVA International Fund outperformed its benchmark index for the one year, three-year and five-year periods ended December 31, 2015. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle as well as each Fund’s asset allocation and the overall financial market conditions. In addition, each Fund’s upside and downside capture percentages as reported by Morningstar were noted. The Independent Trustees also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the Morningstar peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the Morningstar peer group and category funds. It was noted that each Fund’s administrative expenses were lower than the Morningstar peer group and category funds, and that when these administrative expenses are considered, the combined fee charged for advisory and administrative services for both Funds is closer to the Morningstar peer group and category medians (below the category median in the case of IVA International Fund) as of December 31, 2015. Additionally, the Independent Trustees noted that for both Funds the “other fee” category in the Morningstar Report was lower than the Morningstar peer group and category medians. The Independent Trustees also noted that the IVA Worldwide Fund’s net and gross expense ratios were lower than the median of the Morningstar category funds for Class A shares, but higher than the median of the Morningstar peer group funds for Class A shares, and that the net expense ratio was higher than the median and the gross expense ratio was lower than the median of the Morningstar category funds for Class I shares. The Independent Trustees also noted that the IVA International Fund’s net and gross expense ratios were lower than the median of the Morningstar peer group and category funds for Class A shares, and the net and gross expense ratios were lower than the medians of the Morningstar category funds for Class I shares. The Independent Trustees noted that the net and gross expense ratios for each Fund had declined since the Funds commenced operations and that this decline correlated with the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

The Independent Trustees reviewed the advisory fee schedule in effect for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower than those charged to the Funds. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts. The Independent Trustees also reviewed the advisory fee schedule in effect for the Adviser’s private funds, and noted that the effective fees for the private funds were comparable to the Funds’ advisory fee schedules.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Morningstar Report, and noted that the brokerage fee and portfolio turnover ratio for each Fund were below the median of the applicable Morningstar peer group and category funds.

53

Additional Information (unaudited)	IVA Funds

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over time, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to soft close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, and that this would be expected to limit the Adviser’s profitability while benefitting shareholders. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. The Independent Trustees noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees also noted, however, that since the Funds were closed to most new investors, and given general market conditions, it was not likely that there would be a significant further increase in Fund assets, or a significant decrease in the expense ratio, in the foreseeable future, as evidenced by the relatively stable size of the Funds’ assets since the imposition of the soft close. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff which are expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Morningstar Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or comparable to the fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers’ supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

54

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016(a)
	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	4.67%	$1,000.00	$1,046.70	1.25%	$ 6.40
Class C	4.28%	1,000.00	1,042.80	2.00%	10.21
Class I	4.79%	1,000.00	1,047.90	1.00%	5.12
International Fund
Class A	3.89%	$1,000.00	$1,038.90	1.24%	$ 6.32
Class C	3.55%	1,000.00	1,035.50	1.99%	10.13
Class I	4.02%	1,000.00	1,040.20	0.99%	5.05

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.75	1.25%	$ 6.31
Class C	5.00%	1,000.00	1,015.00	2.00%	10.08
Class I	5.00%	1,000.00	1,020.00	1.00%	5.05
International Fund
Class A	5.00%	$1,000.00	$1,018.80	1.24%	$ 6.26
Class C	5.00%	1,000.00	1,015.05	1.99%	10.02
Class I	5.00%	1,000.00	1,020.05	0.99%	5.00

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 366.

55

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2016, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2016 are as follows:

	Foreign Source	Foreign Tax
	Income	Expense

Worldwide Fund	$0.15	$0.01

International Fund	$0.21	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2016. These shareholders will receive more detailed information along with their 2016 Form 1099-DIV.

56

IVA Funds

www.ivafunds.com
Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
One Heritage Drive
Quincy, MA 02171-2105

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c) The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent ” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $83,825 and $87,840, respectively.

(b) Audit-Related Fees.
For the fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2015 and September 30, 2016, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $24,255 and $24,980, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2015 and September 30, 2016, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $11,000 and $7,000, respectively.

(d) All Other Fees.
For the fiscal years ended September 30, 2015 and September 30, 2016, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2015 and September 30, 2016, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted amended Pre-Approval Procedures on November 19, 2014, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended September 30, 2015 and September 30, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $24,255 and $24,980, respectively.

For the twelve month periods ended September 30, 2015 and September 30, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance

Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date: November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 29, 2016

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	November 29, 2016